UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	¬

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a-12

REPUBLIC AIRWAYS HOLDINGS INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

☐    Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:

(2)    Form, Schedule or Registration Statement No.:

(3)    Filing Party:

(4)    Date Filed:

IMPORTANT NOTICE

The enclosed Notice of Internet Availability of Proxy Materials relates to the rescheduled Annual Meeting of Stockholders of Republic Airways Holdings Inc. to be held on September 17, 2013 and the revised definitive proxy statement and form of proxy related thereto. You may have received a similar notice relating to the original meeting date of August 13, 2013 and you may have already voted your shares as provided in that notice. Please be aware that any internet vote made or proxy card returned in connection with the original meeting date will not be valid for the new meeting date.

IN ORDER FOR YOUR SHARES TO BE REPRESENTED AND VOTED AT THE RESCHEDULED ANNUAL MEETING, YOU MUST FOLLOW THE VOTING INSTRUCTIONS IN THE ENCLOSED NOTICE. INTERNET VOTES AND PROXY CARDS WITH RESPECT TO THE AUGUST 13, 2012 MEETING DATE WILL NOT BE CONSIDERED PRESENT OR COUNTED AS VOTING AT THE SEPTEMBER 17, 2013 MEETING.

Your vote is important. Please review the enclosed Notice and the revised proxy statement and form of proxy carefully and assure that your shares are properly voted at the September 17, 2013 meeting.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 17, 2013

REPUBLIC AIRWAYS HOLDINGS INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: July 29, 2013
Date: September 17, 2013 **Time:** 10:00 AM LST
Location: Hughes Hubbard & Reed LLP.
One Battery Park Plaza,10th Fl
New York, NY 10004

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Annual Report 3. Shareholder Letter

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 05, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01 Bryan K. Bedford	02 Lawrence J. Cohen	03 Douglas J. Lambert	04 Mark L. Plaumann	05 Richard P. Schifter
06 Neal S. Cohen	07 David N. Siegel			

The Board of Directors recommends you vote FOR the following proposal(s):

2. Advisory (non-binding) vote to approve named executive officer compensation:

3. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants:

4. Approval of the amendment and restatement of the Republic Airways Holdings Inc. 2007 Equity Incentive Plan:

NOTE: The proxy holders will be authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof.

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